                                                                    Exhibit (19)

[STATE STREET RESEARCH LOGO]

                         MUTUAL FUND ACCOUNT APPLICATION
Mail this application to State Street Research Shareholder Services, P.O. Box 8408, Boston, MA 02266-8408

--------------------------------------------------------------------------------
1 Type of Account (PLEASE PRINT FULL NAME(S) CONSISTENT WITH YOUR SIGNATURE(S) IN SECTION 5.)

[ ] Individual--complete (a) only  [ ] Joint Tenant--complete (a & b)     [ ] Gift to a Minor--complete (c) only
[ ] Trust(1)--complete (d) only    [ ] Corporation(1)--complete (e) only  [ ] Partnership/Other Entity--complete (e) only

Note: If the investment is to be used for an Individual Retirement Account
(IRA), a separate IRA application must be used.

(1)Call 1-800-562-0032 for additional forms.

Individual or Joint Tenant

a _____________________________________________________________________________
  Name of Investor                                       Social Security Number

b _____________________________________________________________________________
  Name(s) of Joint Tenant(s)

Gift to a Minor
                               as custodian for                       under the
c _____________________________________________________________________________
  Name of Custodian (one only)                   Name of Minor (one only)

                               "Uniform Gifts to Minors Act"
-------------------------------------------------------------------------------
  Minor's State of Residence                     Minor's Social Security Number

Trust Account

d _____________________________________________________________________________
  Trustee(s) Name(s)

-------------------------------------------------------------------------------
  Name and Date of Trust Agreement               Tax Identification Number

Corporation, Partnership or Other Entity (Please include corporate resolution.)

e _____________________________________________________________________________
  Name of Corporation or Other Entity

 ------------------------------------------------------------------------------
 Type of Business (specify corporation,          Tax Identification Number
 partnership, estate, guardian, etc.)

  -----------------------------------------------------------------------------
2 Your Mailing Address (PLEASE PRINT.)

                                                       (   )
-------------------------------------------------------------------------------
  Street Address                                       Home Telephone Number

                                                       (   )
-------------------------------------------------------------------------------
  City                    State     ZIP                Business Telephone Number

  Residency   [ ] U.S. (State ______)    [ ] Other_____________________________
                                                        Specify Country

--------------------------------------------------------------------------------

3 Fund Selection(s) and Distribution Option(s) (Choose only one distribution option per Fund; see Fund prospectus for minimum initial investment requirements.)

[ ] By Mail--Make check payable to "State Street Research" [ ] By Dealer
[ ] By Federal Funds Wire (Control #___________)

                     Class                                                                                               Wire Order
Fund Name        Designation(2)   Amount               Distribution Option                                               by Dealer
-----------------------------------------------------------------------------------------------------------------------------------
                                             Dividends &        Dividends in           Dividends &       Dividend
                                             Capital Gains      Cash; Capital          Capital Gains     Allocation     Confirmation

                   A   B   D                 Reinvested         Gains Reinvested(3)    in Cash           Plan (DAP)(4)     Number
                                             ---------------------------------------------------------------------------------------


--------------    [ ] [ ] [ ]     $-------        [ ]                   [ ]                 [ ]               [ ]       -----------
--------------    [ ] [ ] [ ]     $-------        [ ]                   [ ]                 [ ]               [ ]       -----------
--------------    [ ] [ ] [ ]     $-------        [ ]                   [ ]                 [ ]               [ ]       -----------
--------------    [ ] [ ] [ ]     $-------        [ ]                   [ ]                 [ ]               [ ]       -----------

(2)All Money Market Fund investments will purchase Class E shares. Be sure to designate share class for Money Market Fund DAP allocations.

(3)Does not apply to Money Market Fund.

(4)Dividend Allocation Plan: The Transfer Agent is authorized to invest all dividends and distributions from ___________________________________________
                                                     Fund Name

   in the following Eligible Fund: ____________________________________________
                                   Fund Name                Account Number
                                   (Fund must meet          (if existing
                                   minimum investment        account)
                                   requirements)

Authorization of Dividend Allocation Plan constitutes an acknowledgment that the shareholder has received the current prospectus of the Fund to be acquired. Except for Money Market Fund Class E, DAP must be allocated to same class designation.

4 _____________________________________________________________________________
  Reduced Sales Charges (Applies to Class A shares only)

[ ] Right of Accumulation (ROA): I apply for Right of Accumulation reduced sales charges subject to the Transfer Agent's confirmation of the following holdings of certain designated persons, e.g. family members, in the Eligible Funds:

--------------------------------------------------------------------------------
         Name on Account                    Account Number

--------------------------------------------------------------------------------
         Name on Account                    Account Number

[ ] Letter of Intent (LOI): Although I am not obligated to purchase and the Funds are not obligated to sell, I intend to invest over a 13-month period beginning___________, 19___ (purchase date not more than 90 days prior to this letter) at least an aggregate of [ ] $100,000 [ ] $250,000 [ ] $500,000
[ ] $1,000,000 of Eligible Funds.

5 _____________________________________________________________________________
  Your Signature (All registered shareholders must sign.)

I have received the current prospectus of the Fund and confirm that all the information, instructions and agreements set forth hereon shall apply to the account, and if applicable, shall also apply to any other fund account with shares acquired upon exchange of shares of the Fund.

Under penalties of perjury, I certify that (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification instructions: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

--------------------------------------------------------------------------------
Signature of Shareholder (exactly as your name appears in Section 1)       Date

--------------------------------------------------------------------------------
Signature of Joint Tenant (if any)                                         Date

6 _____________________________________________________________________________
  Signature Guarantee and Dealer Information (Complete section (a) or (b) as applicable.)

The undersigned guarantees the signature and legal capacity of the shareholder.

a. Signature Guarantee (fill out if your Dealer does not complete section below)

---------------------------------    -------------------------------------------
   Name of Bank or                   Street Address
   Eligible Guarantor

---------------------------------    -------------------------------------------
   Authorized Signature of Bank      City     State   ZIP
   or Eligible Guarantor

b. Dealer Information and Signature Guarantee (for Dealer use only)

---------------------------------    -------------------------------------------
   Dealer Name                       Branch Office Number

---------------------------------    -------------------------------------------
   Street Address of Home Office     Address of Branch Office Servicing Account

---------------------------------    -------------------------------------------
   City     State    ZIP             City    State    ZIP

---------------------------------    -------------------------------------------
   Authorized Signature of Dealer    Registered Representative's Name and Number

If this application is for an account introduced through the above-named Dealer, the Dealer agrees to all applicable provisions in this application and in the Prospectus, and represents that it has provided a current Prospectus to the Applicant and that the application is properly executed by a person authorized by the Dealer to guarantee signatures. The Dealer warrants that this application is completed in accordance with the shareholder's instructions and agrees to indemnify the Fund, any other Eligible Funds, the Distributor, the Investment Manager, State Street Research Shareholder Services and the Transfer Agent for any loss or liability from acting or relying upon such instructions and information. The terms and conditions of the Distributor's currently effective Selected Dealer Agreement or sales agreement are included by reference in this section. The Dealer represents that it has a currently effective Selected Dealer Agreement or sales agreement with the Distributor authorizing the Dealer to sell shares of the Fund and the Eligible Funds, and that it may lawfully sell shares of the designated Fund(s) in the state designated as the Applicant's address of record.

Application for Optional Shareholder Services

Your Bank Account (You must complete this section if you request Section A, B, D or E.)
Type of Bank Account:      [ ] Checking       [ ] NOW or Money Market

--------------------------------------------------------------------------------
Account Title (print exactly as it    Bank Routing Number
appears on bank records)

--------------------------------------------------------------------------------
Bank Account Number                   Bank Name

--------------------------------------------------------------------------------
Bank Address                          City             State    ZIP

--------------------------------------------------------------------------------
Depositor's Signature(s) (exactly                      Date
as it appears on bank records)

--------------------------------------------------------------------------------
Depositor's Address                   City             State    ZIP

You must attach a blank check marked "VOID."

A _____________________________________________________________________________
Telephone Redemption and Exchange Privileges (Service available only for shares held on deposit with Transfer Agent)
None of the Transfer Agent, the Fund, any other Eligible Funds, State Street Research Shareholder Services, the Investment Manager or the Distributor will be liable for any loss, injury, damage or expense as a result of acting upon, and will not be responsible for the authenticity of, any telephone instructions. I understand that all telephone calls are tape recorded. My liability shall be subject to the use of reasonable procedures to confirm that instructions communicated by telephone are genuine.

Telephone Exchange By Shareholder OR DEALER
The Transfer Agent may effect exchanges for my account according to telephone instructions FROM ME OR MY DEALER as set forth in the Prospectus, and may register the shares of the fund to be acquired exactly the same as my existing account. Authorizing an exchange constitutes an acknowledgment that the shareholder has received the current prospectus of the fund to be acquired. The account will automatically have this privilege unless it is expressly declined by providing your initials in the space below.
I DO NOT WANT THE TELEPHONE EXCHANGE PRIVILEGE. ____ (Initial here.)

Telephone Redemption By Shareholder Only
1. Proceeds to Shareholder's Address of Record. The Transfer Agent may effect redemptions of shares from my account according to telephone instructions from me, as set forth in the Prospectus, and send the proceeds to my address of record. The account will automatically have this privilege unless it is expressly declined by providing your initials in the space below.
I DO NOT WANT THE TELEPHONE REDEMPTION PRIVILEGE (to address of record).
____ (Initial here.)

2. Proceeds to Bank Designated by Shareholder. The Telephone Redemption Privilege (to bank designated by shareholder) is not provided automatically; please check the box below if you want this Privilege for the account. ATTACH A BLANK CHECK MARKED "VOID" AND FILL OUT "YOUR BANK ACCOUNT" SECTION.
The Transfer Agent may effect redemptions of shares from my account according to telephone instructions from me, as set forth in the Prospectus, and send the proceeds to the bank named in "Your Bank Account."
[ ] (Check here.)

B _____________________________________________________________________________
Investamatic Check Program (YOU MUST ATTACH A BLANK CHECK MARKED "VOID.")
I hereby request and authorize the bank named in "Your Bank Account" section to pay and charge checks drawn on, or debits against, my account initiated by and payable to the order of the mutual fund transfer agent designated by the Distributor. I agree that the named Bank's rights in respect to each such check or debit shall be the same as if it were a check drawn on or debit against my account authorized personally by me. This authority is to remain in effect until revoked by me in writing, and until the named Bank actually receives such notice, I agree that the named Bank shall be fully protected in honoring any such check or debit authorization. I further agree that if any check or debit authorization be dishonored, whether with or without cause and whether intentionally or inadvertently, the named Bank shall be under no liability whatsoever, unless the nonpayment is because of insufficient funds. I understand that this Program may be revoked by the Transfer Agent or the Distributor without prior notice if any check is not paid upon presentation, and that this Program may be discontinued by the Distributor, the Transfer Agent or me upon thirty (30) business days' notice prior to the due date of any deposit.

                                        $
----------------------------------------------------------------------------------------------------
Fund Name         Class Designation     Amount ($50 minimum)       Account Number
                                        $
----------------------------------------------------------------------------------------------------
Fund Name         Class Designation     Amount ($50 minimum)       Account Number

                                        ------------------------------------------------------------
Total Amount of Investment: $________   Account Registration (exactly as it appears on Fund records)

[ ] Monthly Investment Date:   [ ] 5th or [ ] 20th     If you do not choose a date, the 5th will be chosen automatically.
[ ] Quarterly Investment Date: [ ] 5th or [ ] 20th

C _____________________________________________________________________________
Checkwriting Privilege
(Available for Class A shares and
Money Market Fund Class E shares only)

[ ] I request the checkwriting feature and have completed the signature card to the right.

--------------------------------------------------------------------------------
                      Account Number (if existing account)

--------------------------------------------------------------------------------
                      Account Number (if existing account)

Signature Card Complete and sign this card and return it with your application and investment. Do not detach.

Check applicable Fund(s)    TO: State Street Bank and Trust Company ("Bank")

[ ] Government Income       ----------------------------------------------------------------------------
[ ] NY Tax-Free             Name (please print)
[ ] Money Market, Class E
[ ] High Income             ----------------------------------------------------------------------------
[ ] Tax-Exempt              Name (please print)
[ ] Strategic Income
                            ----------------------------------------------------------------------------
                            Address                         City        State                ZIP

                            ----------------------------------------------------------------------------
                            Signature (exactly as it appears in the Application, including any capacity)

                            ----------------------------------------------------------------------------
                            Signature (exactly as it appears in the Application, including any capacity)

                            ----------------------------------------------------------------------------
                            Indicate the number of signatures required----------------------------------

                            ----------------------------------------------------------------------------
                            Tax Identification Number

Corporate and other accounts must include appropriate resolution forms. In signing this signature card, the signator(s) signifies his/her or their agreement to be subject to the rules and regulations of State Street Bank and Trust Company pertaining thereto, as amended from time to time, and subject to the conditions printed on the reverse side.

D _____________________________________________________________________________
Automatic Bank Connection (ABC) Not available for retirement plan accounts. YOU MUST ATTACH A BLANK CHECK MARKED "VOID."

[ ] I authorize the Transfer Agent to liquidate $________________ (minimum-$50) from my fund account beginning the month of ________________ to provide [ ] monthly, [ ] quarterly, [ ] semiannual or [ ] annual payments. I would like the following payment to be deposited directly into the bank account named in "Your Bank Account" section. (Choose only one.)
[ ] Income dividends only
[ ] Income dividends and capital gains
[ ] Systematic Withdrawal Plan payments (see below)

Specify Fund(s):

--------------------------------------------------------------------------------
         Fund Name                  Class Designation

--------------------------------------------------------------------------------
         Fund Name                  Class Designation

I hereby authorize the Fund and the Transfer Agent to effect the deposit of the above indicated items by initiating credit entries to my account at the bank named in "Your Bank Account" section. The named Bank shall not be responsible for the correctness of the items, and the Transfer Agent is authorized to correct and adjust any incorrect items to my bank account. This authorization may be terminated at any time by written notification to the Fund, the Transfer Agent and the Bank.

E _____________________________________________________________________________
Systematic Withdrawal Plan (SWP) Not available for retirement plan accounts. See the prospectus for minimum account size and maximum withdrawal amounts. YOU MUST ATTACH A BLANK CHECK MARKED "VOID."

[ ] I authorize the Transfer Agent to liquidate shares in and withdraw cash (minimum-$50) from my fund account beginning the month of ________________ to provide [ ] monthly, [ ] quarterly, [ ] semiannual or [ ] annual Systematic Withdrawal Plan (SWP) payments in the amount of $________________ to [ ] me, [ ] the bank named in "Your Bank Account" section, or[ ]the following payee. (Note:
If you authorize a SWP, you may not receive dividend or capital gain distributions in cash.)

--------------------------------------------------------------------------------
         Name of Payee

--------------------------------------------------------------------------------
         Street Address    City             State    ZIP

Specify Fund(s):

--------------------------------------------------------------------------------
         Fund Name                  Class Designation

--------------------------------------------------------------------------------
         Fund Name                  Class Designation

The payment of monies is authorized by the signature(s) on the reverse side.

If the shareholder's account with the Fund is joint, all checks drawn upon this account must include the signatures of all persons named in the account, unless the persons signing this card have indicated on the reverse side of this card that the Bank is authorized to accept any one signature. Each person guarantees the genuineness of the other's signature. Checks may not be for less than $500 or such other minimum or maximum amounts as may from time to time be established by the Fund.

The Bank is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed to present checks drawn on this checking account to the Fund or its redemption agent as requests to redeem shares of the Fund registered in the name of the Depositor(s) in the amounts of such checks and to deposit the proceeds of such redemptions in this checking account. The Bank shall be liable only for its own negligence.

Depositor(s) hereby authorize(s) the Fund or its redemption agent to honor redemption requests presented in the above manner by the Bank. The Fund and its redemption agent will not be liable for any loss, expense or cost arising out of check redemptions. If shares of the Fund are purchased by check, redemption proceeds will ordinarily be withheld until the Fund is reasonably assured that payment has been collected on the check. The Bank has the right not to honor checks in amounts exceeding the value of the depositor(s) shareholder account at the time the check is presented for payment.

The Bank reserves the right to change, modify or terminate this checking account at any time upon notification mailed to the address of record of the Depositor(s).

                                                                    SSR-543E-197

[STATE STREET RESEARCH LOGO]                           [METLIFE SECURITIES LOGO]

                        Mutual Fund Account Application

Mail this application to MetLife Securities, Inc., P.O. Box 30421, Tampa, FL
33630

[ ] New Application                  [ ] Change--Account #_____________________

1 _____________________________________________________________________________
Type of Account (PLEASE PRINT FULL NAME(S) CONSISTENT WITH YOUR SIGNATURE(S) IN
SECTION 6.)

[ ] Individual--complete (a) only      [ ] Joint Tenant--complete (a & b) only   [ ] Gift to a Minor--complete (c) only
[ ] Trust(1)--complete (d) only        [ ] Corporation(1)--complete (e) only     [ ] Partnership/Other Entity--complete (e) only

Note: If the investment is to be used for an Individual Retirement Account
(IRA), a separate IRA application must be used.

(1)Call 1-800-638-8378 for additional forms.

Do you have any other mutual fund accounts with State Street Research?
[ ] Yes    [ ] No

Individual or Joint Tenant

a _____________________________________________________________________________
  Name of Investor                   Social Security Number

b _____________________________________________________________________________
  Name(s) of Joint Tenant(s)

Gift to a Minor
                                   as custodian for                   under the
_______________________________________________________________________________
  Name of Custodian (one only)                          Name of Minor (one only)

                                   "Uniform Gifts to Minors Act"
_______________________________________________________________________________
  Minor's State of Residence                  Minor's Social Security Number

Trust Account

d _____________________________________________________________________________
  Trustee(s) Name(s)

_______________________________________________________________________________
  Name and Date of Trust Agreement                     Tax Identification Number

Corporation, Partnership or Other Entity (Please include corporate resolution.)

e _____________________________________________________________________________
  Name of Corporation or Other Entity

   _____________________________________________________________________________
  Type of Business (specify corporation,               Tax Identification Number
  partnership, estate, guardian, etc.)

2 _____________________________________________________________________________
  Your Mailing Address (Please print.)
                                                   (   )
_______________________________________________________________________________
  Street Address                                   Home Telephone Number
                                                   (   )
_______________________________________________________________________________
  City     State    ZIP                            Business Telephone Number

  Residency  [ ] U.S. (State _____)        [ ] Other(2)________________________
                                                           Specify Country

(2)Call 1-800-638-8378 for additional forms.

3 _____________________________________________________________________________
Fund Selection(s) and Distribution Option(s) (Choose only one distribution option per Fund; see Fund prospectus for minimum initial investment requirements.)

[ ] By Mail--Make check payable to "State Street Research"
[ ] By Federal Funds Wire

                     Class
Fund Name         Designation(3)        Amount                                  Distribution Option
----------------------------------------------------------------------------------------------------------------------------
                                                       Dividends &       Dividends in         Dividends &       Dividend
                                                       Capital Gains     Cash; Capital        Capital Gains     Allocation
                     A    B(4)                         Reinvested        Gains Reinvested(5)  in Cash           Plan (DAP)6
                                                       ---------------------------------------------------------------------
________________    [ ]   [ ]       $____________          [ ]                   [ ]              [ ]               [ ]
________________    [ ]   [ ]       $____________          [ ]                   [ ]              [ ]               [ ]
________________    [ ]   [ ]       $____________          [ ]                   [ ]              [ ]               [ ]
________________    [ ]   [ ]       $____________          [ ]                   [ ]              [ ]               [ ]

(3)All Money Market Fund investments will purchase Class E shares. Be sure to designate Class A or B shares for Money Market Fund DAP allocations.

(4)For purchase of Class B shares of more than $250,000, I hereby acknowledge that I am aware of the reduced front-end sales charges available to me for the purchase of Class A shares, and have chosen to purchase Class B shares. I am aware that Class B shares have higher asset-based charges than Class A shares for the first eight years.

(5)Does not apply to Money Market Fund.

(6)Dividend Allocation Plan: The Transfer Agent is authorized to invest all dividends and distributions from ______________________
                                          Fund Name

in the following Eligible Fund: _______________________________________________
                                Fund Name (Fund must        Account Number
                                meet minimum investment     (if existing
                                requirements)               account)

Authorization of Dividend Allocation Plan constitutes an acknowledgment that the shareholder has received the current prospectus of the Fund to be acquired. Except for Money Market Fund Class E, DAP must be allocated to same class designation.

4 _____________________________________________________________________________
  Reduced Sales Charges (Applies to Class A shares only)
[ ] Right of Accumulation (ROA): I apply for Right of Accumulation reduced sales charges subject to the Transfer Agent's confirmation of the following holdings of certain designated persons, e.g. family members, in the Eligible Funds:

--------------------------------------------------------------------------------
         Name of Account            Account Number

--------------------------------------------------------------------------------
         Name of Account            Account Number

[ ] Letter of Intent (LOI): Although I am not obligated to purchase and the Funds are not obligated to sell, I intend to invest over a 13-month period beginning ___________________, 19__ (purchase date not more than 90 days prior to this letter) at least an aggregate of [ ] $100,000 [ ] $250,000 [ ] $500,000 [ ] $1,000,000 of Eligible Funds.

5 _____________________________________________________________________________
  Optional Shareholder Services

Your Bank Account (You must complete this section if you request Section A, B, C or D below.)
Type of Bank Account:      [ ] Checking       [ ] NOW or Money Market

--------------------------------------------------------------------------------
Account Title (print exactly as it        Bank Routing Number
appears on bank records)

--------------------------------------------------------------------------------
Bank Account Number                       Bank Name

--------------------------------------------------------------------------------
Bank Address                              City             State    ZIP

--------------------------------------------------------------------------------
Depositor's Signature(s) (exactly as it                    Date
appears on bank records)

--------------------------------------------------------------------------------
Depositor's Address                       City              State    ZIP

YOU MUST ATTACH A BLANK CHECK MARKED "VOID."

A _____________________________________________________________________________
Telephone Redemption and Exchange Privileges (Service available only for shares held on deposit with Transfer Agent)

None of the Transfer Agent, the Fund, any other Eligible Funds, State Street Research Shareholder Services, the Investment Manager or the Distributor will be liable for any loss, injury, damage or expense as a result of acting upon, and will not be responsible for the authenticity of, any telephone instructions. I understand that all telephone calls are tape recorded. My liability shall be subject to the use of reasonable procedures to confirm that instructions communicated by telephone are genuine.

Telephone Exchange By Shareholder OR DEALER
The Transfer Agent may effect exchanges for my account according to telephone instructions FROM ME OR MY DEALER as set forth in the Prospectus, and may register the shares of the fund to be acquired exactly the same as my existing account. Authorizing an exchange constitutes an acknowledgment that the shareholder has received the current prospectus of the fund to be acquired. The account will automatically have this privilege unless it is expressly declined by providing your initials in the space below.
I DO NOT WANT THE TELEPHONE EXCHANGE PRIVILEGE. ____ (Initial here.)

Telephone Redemption By Shareholder Only

1. Proceeds to Shareholder's Address of Record. The Transfer Agent may effect redemptions of shares from my account according to telephone instructions from me, as set forth in the Prospectus, and send the proceeds to my address of record. The account will automatically have this privilege unless it is expressly declined by providing your initials in the space below. I DO NOT WANT THE TELEPHONE REDEMPTION PRIVILEGE (to address of record). ____ (Initial here.)

2. Proceeds to Bank Designated by Shareholder. The Telephone Redemption Privilege (to bank designated by shareholder) is not provided automatically; please check the box below if you want this Privilege for the account. ATTACH A BLANK CHECK MARKED "VOID" AND FILL OUT "YOUR BANK ACCOUNT" SECTION.

The Transfer Agent may effect redemptions of shares from my account according to telephone instructions from me, as set forth in the Prospectus, and send the proceeds to the bank named in "Your Bank Account." [ ] (Check here.)

B _____________________________________________________________________________
  Investamatic Check Program (YOU MUST ATTACH A BLANK CHECK MARKED "VOID.")

I hereby request and authorize the bank named in "Your Bank Account" section to pay and charge checks drawn on, or debits against, my account initiated by and payable to the order of the mutual fund transfer agent designated by the Distributor. I agree that the named Bank's rights in respect to each such check or debit shall be the same as if it were a check drawn on or debit against my account authorized personally by me. This authority is to remain in effect until revoked by me in writing, and until the named Bank actually receives such notice, I agree that the named Bank shall be fully protected in honoring any such check or debit authorization. I further agree that if any check or debit authorization be dishonored, whether with or without cause and whether intentionally or inadvertently, the named Bank shall be under no liability whatsoever, unless the nonpayment is because of insufficient funds. I understand that this Program may be revoked by the Transfer Agent or the Distributor without prior notice if any check is not paid upon presentation, and that this Program may be discontinued by the Distributor, the Transfer Agent or me upon thirty (30) business days' notice prior to the due date of any deposit.

                                       $
--------------------------------------------------------------------------------
Fund Name         Class Designation    Amount ($50 minimum)       Account Number
                                       $
--------------------------------------------------------------------------------
Fund Name         Class Designation    Amount ($50 minimum)       Account Number
                                       -----------------------------------------
Total Amount of Investment: $______    Account Registration (exactly as it
                                       appears on Fund records)

[ ] Monthly Investment Date:   [ ] 5th or [ ] 20th If you do not choose a date,
                                                   the 5th will be chosen
                                                   automatically.
[ ] Quarterly Investment Date: [ ] 5th or [ ] 20th

C _____________________________________________________________________________
  Automatic Bank Connection (ABC) Not available for retirement plan accounts. YOU MUST ATTACH A BLANK CHECK MARKED "VOID."

[ ] I authorize the Transfer Agent to liquidate $ _________ (minimum-$50) from my fund account beginning the month of _________ to provide [ ] monthly, [ ] quarterly, [ ] semiannual or [ ] annual payments. I would like the following payment to be deposited directly into the bank account named in "Your Bank Account" section. (Choose only one.)
[ ] Income dividends only
[ ] Income dividends and capital gains
[ ] Systematic Withdrawal Plan payments (see below)

--------------------------------------------------------------------------------
         Fund Name                  Class Designation

--------------------------------------------------------------------------------
         Fund Name                  Class Designation

I hereby authorize the Fund and the Transfer Agent to effect the deposit of the above indicated items by initiating credit entries to my account at the bank named in "Your Bank Account" section. The named Bank shall not be responsible for the correctness of the items, and the Transfer Agent is authorized to correct and adjust any incorrect items to my bank account. This authorization may be terminated at any time by written notification to the Fund, the Transfer Agent and the Bank.

D _____________________________________________________________________________
  Systematic Withdrawal Plan (SWP) Not available for retirement plan accounts. See the prospectus for minimum account size and maximum withdrawal amounts. YOU MUST ATTACH A BLANK CHECK MARKED "VOID."

[ ] I authorize the Transfer Agent to liquidate shares in and withdraw cash (minimum-$50) from my fund account beginning the month of _____________ to provide [ ] monthly, [ ] quarterly, [ ] semiannual or [ ] annual Systematic Withdrawal Plan (SWP) payments in the amount of $_____________ to [ ] me, [ ] the bank named in "Your Bank Account" section, or [ ] the following payee. (Note: If you authorize a SWP, you may not receive dividend or capital gain distributions in cash.)

--------------------------------------------------------------------------------
         Name of Payee

--------------------------------------------------------------------------------
         Street Address    City                             State    ZIP

--------------------------------------------------------------------------------
         Fund Name                  Class Designation

--------------------------------------------------------------------------------
         Fund Name                  Class Designation

E _____________________________________________________________________________
  Checkwriting Privilege
  (Available for Class A shares and Money Market Fund Class E shares only)

[ ] I request the checkwriting feature and have completed the signature card below.

--------------------------------------------------------------------------------
                      Account Number (if existing account)

--------------------------------------------------------------------------------
                      Account Number (if existing account)

Signature Card Complete and sign this card and return it with your application and investment. Do not detach.

Check applicable Fund(s)    TO: State Street Bank and Trust Company ("Bank")

[ ] Money Market, Class E   ----------------------------------------------------------------------------
[ ] High Income             Name (please print)
[ ] Tax-Exempt
[ ] Government Income       ----------------------------------------------------------------------------
[ ] NY Tax-Free             Name (please print)
[ ] Strategic Income
                            ----------------------------------------------------------------------------
                            Address                         City        State                ZIP

                            ----------------------------------------------------------------------------
                            Signature (exactly as it appears in the Application, including any capacity)

                            ----------------------------------------------------------------------------
                            Signature (exactly as it appears in the Application, including any capacity)

                            Indicate the number of signatures required----------------------------------

                            ----------------------------------------------------------------------------
                            Tax Identification Number

Corporate and other accounts must include appropriate resolution forms. In signing this signature card, the signator(s) signifies his/her or their agreement to be subject to the rules and regulations of State Street Bank and Trust Company pertaining thereto, as amended from time to time, and subject to the conditions printed on the reverse side.

6 _____________________________________________________________________________
  Your Signature (All registered shareholders must sign.)

The undersigned confirms that all the information, instructions and agreements set forth hereon shall apply to the account, and if applicable, shall also apply to any other fund account with shares acquired upon exchange of shares of the Fund.

Under penalties of perjury, I certify that (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification instructions: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

1. Arbitration
(i) Arbitration is final and binding on the parties.
(ii) The parties are waiving their right to seek remedies in court, including the right to jury trial.
(iii) Pre-arbitration discovery is generally more limited than and different from court proceedings.
(iv) The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.
(v) The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.
(vi) No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until (i) the class certification is denied; or
(ii) the class is decertified; or (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.
2. MetLife Securities, Inc. (hereinafter "MSI") and the purchaser of the shares, who is the signatory below (hereinafter the "Customer"), agree that any controversy between MSI, its employees, directors, agents, officers or affiliates and the Customer arising out of or relating to any transactions between such parties shall be determined by arbitration. Any arbitration pursuant to this agreement shall be conducted before, and under the rules of, the National Association of Securities Dealers, Inc. Judgment upon the award of the arbitrators may be entered in any federal or state court having jurisdiction.
3. This agreement and any arbitration hereunder shall be governed and construed in accordance with the laws of the State of New York, United States of America, including New York procedural and substantive arbitration laws and rules, without giving effect to conflicts of law principles. The predispute arbitration agreement located immediately above is accepted and agreed to. I have also received the current prospectus of the fund and have given a check in the amount of $_______ on this, the ________ day of __________________ 19__

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

-------------------------------         ----------------------------------------
Customer Signature (exactly as          Registered Representative's Signature
your name appears in Section 1)

                                        /s/Ralph F. Verni
-------------------------------         ----------------------------------------
Customer Signature                      MetLife Securities, Inc.;
                                        by: Ralph F. Verni,
                                        Chairman of the Board

-------------------------------
Capacity

7 _____________________________________________________________________________
  Dealer Information and Signature Guarantee (For Dealer use only)

The Dealer agrees to all applicable provisions in this application and in the Prospectus, guarantees the signature and legal capacity of the shareholder, and represents that it has provided a current Prospectus to the Applicant and that the application is properly executed by a person authorized by the Dealer to guarantee signatures. The Dealer warrants that this application is completed in accordance with the shareholder's instructions and information and agrees to indemnify the Fund, any other Eligible Funds, the Investment Manager, the Distributor, State Street Research Shareholder Services and the Transfer Agent for any loss or liability from acting or relying upon such instructions and information.

Signature(s) Guaranteed By

MetLife Securities, Inc.
-------------------------------     --------------------------------------------
Dealer Name                           Branch Office Number

P.O. Box 30421
-------------------------------     --------------------------------------------
Address of Home Office                Address of Branch Office Servicing Account

Tampa,         FL       33630
-------------------------------     --------------------------------------------
City           State    ZIP           City             State    ZIP

-------------------------------     --------------------------------------------
Authorized Signature of               Registered Representative's
Dealer - Tampa, FL                    Name and Number

-------------------------------
Signature Guarantee

The payment of monies is authorized by the signature(s) on the reverse side.

If the shareholder's account with the Fund is joint, all checks drawn upon this account must include the signatures of all persons named in the account, unless the persons signing this card have indicated on the reverse side of this card that the Bank is authorized to accept any one signature. Each person guarantees the genuineness of the other's signature. Checks may not be for less than $500 or such other minimum or maximum amounts as may from time to time be established by the Fund.

The Bank is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed to present checks drawn on this checking account to the Fund or its redemption agent as requests to redeem shares of the Fund registered in the name of the Depositor(s) in the amounts of such checks and to deposit the proceeds of such redemptions in this checking account. The Bank shall be liable only for its own negligence.

Depositor(s) hereby authorize(s) the Fund or its redemption agent to honor redemption requests presented in the above manner by the Bank. The Fund and its redemption agent will not be liable for any loss, expense or cost arising out of check redemptions. If shares of the Fund are purchased by check, redemption proceeds will ordinarily be withheld until the Fund is reasonably assured that payment has been collected on the check. The Bank has the right not to honor checks in amounts exceeding the value of the depositor(s) shareholder account at the time the check is presented for payment.

The Bank reserves the right to change, modify or terminate this checking account at any time upon notification mailed to the address of record of the Depositor(s).

The terms and conditions of the Distributor's currently effective Selected Dealer Agreement are included by reference in this section. The Dealer represents that it has a currently effective Selected Dealer Agreement with the Distributor authorizing the Dealer to sell shares of the Fund and the Eligible Funds, and that it may lawfully sell shares of the designated Fund(s) in the state designated as the Applicant's address of record.

-----------------------------------
DO NOT COMPLETE

MSI - Tampa

Dealer #____________   ST _________

Rep #______________________________

Rep Name___________________________

-----------------------------------

CONTROL NUMBER: 3659-970115(0298)SSR-LD
                            ML-544E-197

MetLife Securities, Inc. Customer Profile

1
--------------------------------------------------------------------------------
Client's Name (or minor if U.G.M.A.)        Age      Social Security Number

--------------------------------------------------------------------------------
Joint Tenant Name (if any, or               Age      Social Security Number
custodian if U.G.M.A.)

Occupation______________________________________     State of Residence_________

Name/Address of Employer________________________________________________________

                        ________________________________________________________

Is client an associated person of a broker/dealer?   [ ] Yes    [ ] No

If yes, furnish name and address________________________________________________

2 Client's Estimated Annual Income (Not including income from this investment) (N/A for UGMA, Trust, Partnership or Corp.)
[ ] $0-9,999     [ ] $20-39,999    [ ] $60-79,999   [ ] $100,000-199,999
[ ] $10-19,999   [ ] $40-59,999    [ ] $80-99,999   [ ] $200,000+

3 Savings and Investments (Exclusive of personal residence, home furnishings, personal automobiles, and the amount of this investment) (N/A for UGMA, Trust, Partnership or Corp.)
[ ] $0-9,999   [ ] $20-39,999 [ ] $60-79,999  [ ] $100,000-199,999 [ ] $400,000+
[ ] $10-19,999 [ ] $40-59,999 [ ] $80-99,999  [ ] $200,000-399,999

4 Net Worth (Assets minus liabilities exclusive of assets and liabilities relating to personal residence, home furnishings and automobiles) (N/A for UGMA, Trust, Partnership or Corp.)

[ ] $0-9,999   [ ] $20-39,999  [ ] $60-79,999 [ ] $100,000-199,999 [ ] $400,000+
[ ] $10-19,999 [ ] $40-59,999  [ ] $80-99,999 [ ] $200,000-399,999

5 Main Investment Objective (select one)

[ ] Aggressive Growth    [ ] Growth & Income      [ ] Tax Advantages
[ ] Growth               [ ] Current Income

Secondary Investment Objective (optional)

[ ] Aggressive Growth    [ ] Growth & Income      [ ] Tax Advantages
[ ] Growth               [ ] Current Income

6 Source of Funds for This Investment

[ ] CD (Certificate of Deposit)       [ ] Savings         [ ] Money Market Fund
[ ] Surrender Life/Annuity Contract   [ ] Rollover/Transfer of Pension Assets
[ ] Another MetLife Policy, Account or Contract     [ ] Discretionary Income
[ ] Loan                              [ ] Other_________________

7 This account was:          [ ] Solicited [ ] Unsolicited

8 Tax Status of These Funds: [ ] Qualified [ ] Non-Qualified

9 Prior Investment Experience: (complete all that apply)      Stocks    yrs.
Bonds     yrs.      Mutual Funds   yrs.      Margin    yrs.
Limited Partnerships     yrs. Options   yrs. Other____ None

Investor Receipt and Arbitration Agreement
1. Arbitration
(i) Arbitration is final and binding on the parties.
(ii) The parties are waiving their right to seek remedies in court, including the right to jury trial.
(iii) Pre-arbitration discovery is generally more limited than and different from court proceedings.
(iv) The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.
(v) The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.
(vi) No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or
(ii) the class is decertified; or (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.
2. MetLife Securities, Inc. (hereinafter "MSI") and the purchaser of the shares, who is the signatory below (hereinafter the "Customer"), agree that any controversy between MSI, its employees, directors, agents, officers or affiliates and the Customer arising out of or relating to any transactions between such parties shall be determined by arbitration. Any arbitration pursuant to this agreement shall be conducted before, and under the rules of, the National Association of Securities Dealers, Inc. Judgment upon the award of the arbitrators may be entered in any federal or state court having jurisdiction.
3. This agreement and any arbitration hereunder shall be governed and construed in accordance with the laws of the State of New York, United States of America, including New York procedural and substantive arbitration laws and rules, without giving effect to conflicts of law principles.

The predispute arbitration agreement located immediately above is accepted and agreed to. I have also received the current prospectus of the fund and have given a check in the amount of $_______________ on this, the ____________ day of ______________________ 19__

-----------------------------------   ------------------------------------------
Customer Signature (exactly as        Registered Representative's Signature
your name appears in Section 1)

                                      /s/ Ralph F. Verni
-----------------------------------   ------------------------------------------
Customer Signature                    MetLife Securities, Inc.;
                                      by: Ralph F. Verni, Chairman of the Board

-----------------------------------   ------------------------------------------
Capacity